UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

PLUMAS BANCORP
(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 786-0907

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLBC	NASDAQ Capital Market

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2024 (the “Initial Form 8-K”) by Plumas Bancorp to include the correct Form of Restricted Stock Unit Agreement Under Plumas Bancorp 2022 Equity Incentive Plan as Exhibit 10.1. No other changes have been made from the Initial Form 8-K.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2024, the Board of Directors (the “Board”) of Plumas Bancorp (the “Company”) adopted a form of restricted stock unit award under the Plumas Bancorp 2022 Equity Incentive Plan (the “Plan”), which form will be used for grants to directors, executives and employees from time to time. The Plan was approved by the Company’s shareholders and became effective on May 18, 2022.

The form of restricted stock unit award provides for the grant of restricted units of common stock of the Company that are subject to vesting over time. The vesting of restricted stock units is subject to the grantee’s continued employment or service through the vesting date. The Board or its authorized committee under the Plan will establish the vesting schedule for the restricted stock units.

A copy of the newly approved form of award is filed as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the form of award is qualified in its entirety by reference to the full text of the form filed with this report.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Restricted Stock Unit Agreement Under Plumas Bancorp 2022 Equity Incentive Plan

10.2	Plumas Bancorp 2022 Equity Incentive Plan (incorporated by reference to Appendix A to Plumas Bancorp’s Definitive Proxy Statement filed on March 28, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMAS BANCORP

Dated: April 15, 2024	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock
Title: Chief Financial Officer